Exhibit 1

JOINT FILING AGREEMENT

Each of the undersigned agrees that (i) the statement on Schedule 13G relating to the Class A Common Stock of Bioventus, Inc., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G/A will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13G/A as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: January 31, 2022

EW HEALTHCARE PARTNERS ACQUISITION FUND, L.P.			INDIVIDUALS:

By: EW Healthcare Partners Acquisition Fund GP,
L.P., Its General Partner			/s/ Martin P. Sutter
Name: Martin P. Sutter

By:	EW Healthcare Partners Acquisition Fund
UGP, LLC, Its General Partner

By:	/s/ Martin P. Sutter		/s/ R. Scott Barry
	Name:	Martin P. Sutter	Name: R. Scott Barry
	Title:	Managing Director

WHITE PINE MEDICAL LLC			/s/ Ronald Eastman
Name: Ronald Eastman

By: EW Healthcare Partners Acquisition
Fund, L.P., its Managing Member

By:	EW Healthcare Partners Acquisition Fund		/s/ Petri Vainio
	GP, L.P., Its General Partner		Name: Petri Vainio

By:	EW Healthcare Partners Acquisition Fund
UGP, LLC, Its General Partner

By:	/s/ Martin P. Sutter
	Name:	Martin P. Sutter
	Title:	Managing Director

EW HEALTHCARE PARTNERS
ACQUISITION FUND GP, L.P.

By: EW Healthcare Partners Acquisition Fund UGP, LLC

By:	/s/ Martin P. Sutter
Name:	Martin P. Sutter
Title:	Managing Director

EW HEALTHCARE PARTNERS
ACQUISITION FUND UGP, LLC

By:	/s/ Martin P. Sutter
Name:	Martin P. Sutter
Title:	Managing Director